EXHIBIT 10.1

                              VICAR OPERATING, INC.
                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

     This FIRST AMENDMENT, dated as of February 17, 2006 (this "FIRST AMENDMENT") is entered into by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC., a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors (the "GUARANTORS"), the Lenders party hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Joint Lead Arranger, Joint Bookrunner and as Sole Syndication Agent (in such capacity, "SYNDICATION Agent"), WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), and Union Bank of California, N.A., as Documentation Agent ("DOCUMENTATION AGENT") and is made with respect to that certain Credit and Guaranty Agreement, dated as of May 16, 2005 (the "CREDIT AGREEMENT"), by and among Company, Holdings, the Guarantors, the Lenders party thereto from time to time, GSCP, as Joint Lead Arranger, Joint Bookrunner and as Sole Syndication Agent, and Wells Fargo, as Joint Lead Arranger, Administrative Agent and as Collateral Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

     WHEREAS, Holdings and Company have requested that Requisite Lenders agree to make certain amendments to the Credit Agreement to (i) increase the amount of Permitted Acquisitions, (ii) increase the amount of Consolidated Capital Expenditures, and (ii) make certain other amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

     A.   AMENDMENTS TO SECTION 1: DEFINITIONS.

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

     "FIRST AMENDMENT" means that certain First Amendment to Credit and Guaranty Agreement dated as of February 17, 2006 by and among the Company, Holdings, the Guarantors and the Lenders and Agents party thereto.

     "FIRST AMENDMENT EFFECTIVE DATE" means the date of satisfaction of all of the conditions set forth in Section II of the First Amendment.



                                       5
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          (b)  Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "CONSOLIDATED CAPITAL EXPENDITURES" and "PERMITTED ACQUISITIONS" in their entirety and substituting therefor the following:

     "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of the expenditures of Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of Company and its Subsidiaries excluding,
(i) any acquisition of assets that constitutes a Permitted Acquisition and (ii) any expenditures made by Company pursuant to Sections 2.13(a) and 2.13(b) hereof; PROVIDED, HOWEVER, that notwithstanding any of the foregoing to the contrary, Consolidated Capital Expenditures shall include expenditures of Company and its Subsidiaries with respect to assets constituting a fee interest in real property acquired by Company or its Subsidiaries other than in connection with a Permitted Acquisition.

     "PERMITTED ACQUISITION" means any acquisition by Company or any of its Subsidiaries, whether by purchase, merger or otherwise, of (y) all or substantially all of the assets of, or 51% or more of the Capital Stock of, or a business line or unit or a division of, any Person or (z) any additional portion, or all, of the Capital Stock of any Permitted Partially-Owned Subsidiary; PROVIDED,

               (i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

               (ii) all transactions in connection therewith shall be
                    consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

              (iii) in the case of the acquisition of Capital Stock, (i) at least 51% of the Capital Stock (except for any such Securities in the nature of directors' qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Company in connection with such acquisition shall be owned by Company or a Guarantor Subsidiary thereof, (ii) in the case of acquisitions where Company owns more than 51% but less than 100% of such Subsidiary, Company shall designate such Subsidiary as a Permitted Partially-Owned Subsidiary, and (iii) except in the case of a Permitted Partially-Owned Subsidiary, Company shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Company, each of the actions set forth in Sections 5.10 and/or 5.11, as applicable;

               (iv) Any Person or assets so acquired shall be located
                    exclusively in the United States or Canada;


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               (v)  Holdings and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.8 on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended (as determined in accordance with Section 6.8(f));

               (vi) Company shall have delivered to Administrative Agent (A) at least five Business Days prior to such proposed acquisition, a Compliance Certificate evidencing compliance with Section
                    6.8 as required under clause (v) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.8; PROVIDED, HOWEVER, that Company shall not be required to comply with the provisions of this clause (vi) with respect to acquisitions unless the consideration of such acquisition is greater than $10,000,000;

              (vii) any Person or assets or division as acquired in accordance herewith shall be in a business or lines of business the same as, related, complementary or ancillary to, the business or lines of business in which Company and/or its Subsidiaries are engaged as of the Closing Date; and

             (viii) notwithstanding any of the foregoing to the contrary,
                    "Permitted Acquisition" shall include any acquisition of any assets constituting a fee interest in real property in connection with such Permitted Acquisition; PROVIDED that an acquisition of a fee interest in real property "in connection with" a Permitted Acquisition shall include a fee interest in real property acquired subsequent to the closing date of such Permitted Acquisition so long as the Company or its Subsidiary is obligated as of the closing date of such Permitted Acquisition to purchase the fee interest on a date certain within one year of the closing date of such Permitted Acquisition.

     B.   AMENDMENTS TO SECTION 5.

     Section 5.11 of the Credit Agreement is hereby amended by adding the following sentence at the end of the section:

     "Notwithstanding anything herein to the contrary, in the event the any Credit Party acquires a Real Estate Asset with a value in excess of $1,500,000, such Credit Party shall take all such actions as are necessary to deliver to the Collateral Agent, for the benefit of the Secured Parties, an enforceability opinion relating to the form of Mortgage to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent."


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


     C.   AMENDMENTS TO SECTION 6.

          (a) Section 6.8 of the Credit Agreement is hereby amended by deleting subsection (e) in its entirety and replacing it with the following:

               "(e) MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES. Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures (i) in an aggregate amount in excess of $40,000,000 for Holdings and its Subsidiaries in Fiscal Year 2005 and (ii) in any Fiscal Year beginning with the Fiscal Year 2006, in an aggregate amount for Holdings and its Subsidiaries in excess of $65,000,000 in any Fiscal Year; PROVIDED, that 50% of any unutilized amount for any Fiscal Year may be utilized in the next succeeding Fiscal Year, but in no event shall any amount from any Fiscal Year prior to the immediately preceding Fiscal Year be utilized in the calculations of the foregoing;"

          (b) Section 6.9 of the Credit Agreement is hereby amended by deleting subsection (h) in its entirety and replacing it with the following:

               "(h) Permitted Acquisitions, the consideration for which
                    constitutes (i) $110,000,000 or less in the aggregate during the period from the Closing Date through the end of Fiscal Year 2005 or (ii) $75,000,000 or less in the aggregate in any Fiscal Year thereafter; PROVIDED, that $20,000,000 of any unutilized amount for any Fiscal Year may be utilized in the next immediately succeeding Fiscal Year (but not in any Fiscal Years thereafter); PROVIDED, FURTHER, however, that with respect to any acquisition the consideration of which is greater than $25,000,000, Company shall not make such acquisition without the prior consent of Administrative Agent and Syndication Agent, such consent not to be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that with respect to any Permitted Acquisitions made in Canada, such Permitted Acquisitions shall not exceed $35,000,000 in the aggregate. In addition, with respect to Permitted Acquisitions of any additional portion or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries the consideration shall not exceed $7,500,000 in the aggregate in any Fiscal Year; PROVIDED, that all Permitted Acquisitions of any additional portion or all of the Capital Stock in any of the Permitted Partially-Owned Subsidiaries shall reduce the $75,000,000 amount set forth above on a dollar for dollar basis;"

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of the amendments set forth at Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "First Amendment Effective Date"):

          (a) Company, Holdings and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

          (b) Company shall have paid all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.



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

          (c) Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as Administrative Agents or Lenders may reasonably request.

SECTION III. REPRESENTATIONS AND WARRANTIES

     A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this First Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

     C. NO CONFLICT. The execution and delivery by each Credit Party of this First Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this First Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.



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

     E. BINDING OBLIGATION. This First Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each of Holdings and each Domestic Subsidiary of Holdings (other than Company and certain Permitted Partially-Owned Subsidiaries) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Holdings and each Domestic Subsidiary of Holdings who has guaranteed the Obligations together with the Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).



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


     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this First Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

     A. BINDING EFFECT. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     C. REFERENCE TO CREDIT AGREEMENT. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.

     D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this First Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. EXECUTION. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.


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


     F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     G. APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     H. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                               VICAR OPERATING, INC.


                                       By:
                                              ----------------------------------
                                              Name:  Robert L. Antin
                                              Title: Chief Executive Officer
                                                     and President

                                       By:
                                              ----------------------------------
                                              Name:  Tomas W. Fuller
                                              Title: Chief Financial office and
                                                     Assistant Secretary


HOLDINGS:                              VCA ANTECH, INC.


                                       By:
                                              ----------------------------------
                                              Name:  Robert L. Antin
                                              Title: Chief Executive Officer
                                                     and President


                                       By:
                                              ----------------------------------
                                              Name:  Tomas W. Fuller
                                              Title: Chief Financial office and
                                                     Assistant Secretary


GUARANTORS:
                           ALBANY VETERINARY CLINIC
                           ANIMAL CARE CENTER AT MILL RUN, INC.
                           ANIMAL CARE CENTERS OF AMERICA, INC.
                           ARROYO PETCARE CENTER, INC.
                           ASSOCIATES IN PET CARE, INC.
                           DIAGNOSTIC VETERINARY SERVICE, INC.
                           EAST MILL PLAIN ANIMAL HOSPITAL, INC.
                           EDGEBROOK, INC.
                           FLORIDA VETERINARY LABORATORIES, INC.
                           INDIANA VETERINARY DIAGNOSTIC LAB, INC.
                           LEWELLING VETERINARY CLINIC, INC.
                           NATIONAL PETCARE CENTERS, INC.
                           PET'S CHOICE, INC.

                           PETS' RX, INC.
                           PRESTON PARK ANIMAL HOSPITAL, INC.
                           SOUND TECHNOLOGIES, INC.
                           SOUTH COUNTY VETERINARY CLINIC, INC.
                           THE PET PRACTICE OF MICHIGAN, INC.
                           TOMS RIVER VETERINARY HOSPITAL, P.A.
                           VCA - ASHER, INC.
                           VCA ALABAMA, INC.
                           VCA ALBANY ANIMAL HOSPITAL, INC.
                           VCA ALL PETS ANIMAL COMPLEX, INC.
                           VCA ANIMAL HOSPITALS, INC.
                           VCA CENTERS-TEXAS, INC.
                           VCA CENVET, INC.
                           VCA CLARMAR ANIMAL HOSPITAL, INC.
                           VCA CLINICAL VETERINARY LABS, INC.
                           VCA CLINIPATH LABS, INC.
                           VCA CLOSTER, INC.
                           VCA DOVER ANIMAL HOSPITAL, INC.
                           VCA KANEOHE ANIMAL HOSPITAL, INC.
                           VCA MILLER-ROBERTSON #152
                           VCA MISSOURI, INC.
                           VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
                           VCA OF NEW YORK, INC.
                           VCA PROFESSIONAL ANIMAL LABORATORY, INC.
                           VCA REAL PROPERTY ACQUISITION CORPORATION
                           VCA TEXAS HOLDINGS, INC.
                           VCA TEXAS MANAGEMENT, INC.
                           WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC.


                                       By:
                                              ----------------------------------
                                              Name:  Robert L. Antin
                                              Title: Chief Executive Officer
                                                     and President

                                       By:
                                              ----------------------------------
                                              Name:  Tomas W. Fuller
                                              Title: Chief Financial office and
                                                     Assistant Secretary




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


                                   VETERINARY CENTERS OF AMERICA-TEXAS, L.P.

                                   By: VCA Centers-Texas, Inc., General Partner

                                   By:
                                          --------------------------------------
                                          Name:  Robert L. Antin
                                          Title: Chief Executive Officer
                                                 and President

                                   By:
                                          --------------------------------------
                                          Name:  Tomas W. Fuller
                                          Title: Chief Financial office and
                                                 Assistant Secretary



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


SOLE SYNDICATION AGENT,
JOINT LEAD ARRANGER, JOINT
BOOKRUNNER AND A LENDER:                     GOLDMAN SACHS CREDIT PARTNERS L.P.,



                                             By:  /s/ Pedro Ramirez
                                                 -------------------------------
                                                 Authorized Signatory



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



ADMINISTRATIVE AGENT,
COLLATERAL AGENT, JOINT
LEAD ARRANGER, JOINT
BOOKRUNNER AND A LENDER:                      WELLS FARGO BANK, N.A.



                                              By: /s/ S. Michael St. Geme
                                                  ------------------------------
                                                  Name: S. Michael St. Geme
                                                  Title: Vice President



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